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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                     ----------------------------------

                                 FORM 8-K
                              Current Report



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      Date of Report: August 13, 1996



                    MERCANTILE CREDIT CARD MASTER TRUSTS
           (Exact name of registrant as specified in its charter)



          New York                   33-89380-01               37-0152681
- ----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                        Identification Number)


Mercantile Bank of  Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                          62048
- -----------------------------------------       ----------
 (Address of principal executive offices)       (Zip Code)


                 Registrant's telephone number, including area code:

                                 (618) 251-2035



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ITEM 5.    OTHER EVENTS.
           -------------
           The July 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on August 13, 1996.

ITEM 7.    EXHIBITS.
           ---------

           The following is filed as an exhibit to this Report.

           Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of July 1996.



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                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Mercantile Bank of Illinois
                                                National Association, Servicer


                                          By:       /s/ Daniel J. Trueman
                                                    ---------------------
                                          Name:     Daniel J. Trueman
                                          Title:    Vice President


Date: August 14, 1996



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                             INDEX TO EXHIBITS
                             -----------------


Exhibit
Number                              Exhibits
- -------                             --------

   1                                Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of  July, 1996.